SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              JUNE 23, 2000
            ------------------------------------------------
            Date of Report (date of earliest event reported)


                    NETVOICE TECHNOLOGIES CORPORATION
    ----------------------------------------------------------------
         (Exact Name of Registrant as Specified in its Charter)


         NEVADA                  0-29025             91-1986538
----------------------------  ------------     ----------------------
(State or Other Jurisdiction   (Commission          (IRS Employer
of Incorporation              File Number)     Identification Number)


                     13747 MONTFORT DRIVE, SUITE 250
                            DALLAS, TX  75240
                 ---------------------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (972) 788-2988
                     -------------------------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
           ---------------------------------------------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

     On June 23, 2000, NetVoice Technologies Corporation ("NetVoice" or the "Company") completed a Credit Agreement with Cisco Systems Capital Corporation. The Credit Agreement permits NetVoice to borrow up to $15,000,000 for a twelve-month period and an additional $10,000,000 for a twelve-month period after year one. The Company must utilize the proceeds of the Credit Agreement of up to $20,000,000 for the financing of the purchase of Cisco Systems networking hardware and up to $5,000,000 for the costs of integration and installation of Cisco Systems solutions.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (a) and (b)    None.

          (c) Exhibits: Credit Agreement between the Company and Cisco Systems Capital Corporation (to be filed by amendment).

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   NETVOICE TECHNOLOGIES CORPORATION


Dated: July 10, 2000               By: /s/ JEFFREY ROTHELL
                                      ---------------------------------
                                        Jeffrey Rothell, President,
                                        Chief Executive Officer









                                   -3-